Acquisitions	12 Months Ended
Sep. 30, 2011
Acquisitions [Abstract]
Acquisitions

2. Acquisitions

2011

On February 28, 2011, the Company acquired the capital stock of EMV Elektronische Messgerate Vertriebs - GmbH, together with its subsidiary EMSCREEN Electromagnetic Screening GmbH (collectively, EMV) for a purchase price of approximately $5 million, inclusive of cash acquired. EMV, with operations in Taufkirchen, Germany, provides turnkey systems and shielded environments for research, development and quality assurance testing of electronic equipment. EMV's operating results, since the date of acquisition, are included within the Test segment and the Company recorded approximately $4.8 million of goodwill as a result of the transaction.

2010

Effective July 31, 2010, the Company acquired the capital stock of Crissair, Inc. (Crissair) for a purchase price of approximately $27 million, net of cash acquired. Crissair, headquartered in Palmdale, California, is a manufacturer of high-quality hydraulic, fuel and pneumatic system components for the aerospace industry. The operating results for Crissair, since the date of acquisition, are included within the Filtration segment. The Company recorded approximately $9 million of goodwill as a result of the transaction, $4.3 million of trade names and $7.4 million of amortizable identifiable intangible assets consisting of customer relationships.

On September 3, 2010, the Company acquired the capital stock of Xtensible Solutions, Inc. (Xtensible) for a purchase price of approximately $4 million in cash plus contingent consideration. Xtensible is a provider of information management and integration solutions to the utility industry worldwide and its operating results, since the date of acquisition, are included within the USG segment (as part of Aclara). The agreement includes contingent consideration based on target revenues to be earned and paid out over the next three and a half years from the date of acquisition. The Company recorded approximately $15 million of goodwill as a result of the transaction. During 2011, the Company revalued the earnout obligation based on current forecasted revenues and recorded a $7.6 million gain in Other (income) expenses, net.

2009

On September 21, 2009, the Company acquired a minority equity interest in Firetide, Inc. for $4 million in cash. Firetide, Inc. is a provider of wireless infrastructure mesh network management systems which will enable communications with other Smart Grid assets and this technology will be used in Aclara's Acendant Network solution. This investment is accounted for under the cost method and is included in Other assets on the Company's Consolidated Balance Sheet as of September 30, 2011 and 2010.

On July 2, 2009, the Company acquired certain assets of Complus Systems Pvt Ltd. (Complus) in India for approximately $1.2 million in cash and formed a new Indian entity. The entity will operate as ETS-India and its operating results, since the date of acquisition, are included within the Test segment.

All of the Company's acquisitions have been accounted for using the purchase method of accounting and accordingly, the respective purchase prices were allocated to the assets (including intangible assets) acquired and liabilities assumed based on estimated fair values at the date of acquisition. The financial results from these acquisitions have been included in the Company's financial statements from the date of acquisition. Pro forma financial information related to the Company's acquisitions was not presented as it was not significant to the Company's results of operations. None of the goodwill recorded as part of the acquisitions mentioned above is expected to be deductible for U.S. Federal or state income tax purposes except for the goodwill recorded in connection with the Xtensible acquisition.